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                   SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):  August 14, 2003

                               ION NETWORKS, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                       000-13117               22-2413505
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File Number)  (I.R.S. Employer
        of Incorporation)                                   Identification No.)


          120  Corporate  Boulevard
     South  Plainfield,  New  Jersey                 08070
     -------------------------------                ------
(Address  of  Principal  Executive  Offices)     (Zip  Code)

(Registrant's telephone number, including area code):   (732) 529-0100




                          1551 South Washington Avenue
                          Piscataway, New Jersey 08854
                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM  5.  OTHER  EVENTS  AND  REQUIRED  FD  DISCLOSURE.

ION Networks, Inc. is unable to complete and timely file its Form 10-QSB for the quarterly period ended June 30, 2003 without unreasonable effort or expense.
The reasons for this delay include the recent departure of the Registrant's President and Chief Executive Officer, and the departure of the Registrant's Chief Operating Officer, both of which have increased the workload on existing staff and disrupted the preparation of the financial statements and other information necessary to completely and accurately prepare the Form 10-QSB.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     August  14,  2003             ION  NETWORKS,  INC.


                                        By:  /s/  Stephen  M.  Deixler
                                        ---------------------------------
                                        Stephen  M.  Deixler
                                        Chairman  of  the  Board  and
                                        Interim  Chief  Executive  Officer  and
                                        Chief  Financial  Officer





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